UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 22, 2004


                             TRIPATH TECHNOLOGY INC.
             (Exact name of Registrant as specified in its charter)


           Delaware                        000-31081               77-0407364
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)


                          2560 Orchard Parkway
                           San Jose, California 95131
          (Address of principal executive offices, including zip code)

                                 (408) 750-3000
              (Registrant's telephone number, including area code)

Item 12.  Results of Operations and Financial Condition.

On April 22, 2004, Tripath Technology Inc. issued a press release announcing financial results for the quarter ended March 31, 2004. A copy of such press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Tripath Technology Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                TRIPATH TECHNOLOGY INC.


Date:   April 22, 2004          /s/ David P. Eichler
                                ------------------------------------------------
                                David P. Eichler
                                Chief Financial Officer
                                (Principal Financial and Accounting Officer)